EXHIBIT 10.23

                     ASSET PURCHASE AND SETTLEMENT AGREEMENT


         This Asset Purchase and Settlement Agreement (this "Agreement") is made as of February 28, 1997 by and among Palomar Medical Technologies, Inc., a
Delaware corporation ("Palomar"), Nexar Technologies, Inc., a Delaware corporation which is a majority owned subsidiary of Palomar ("Nexar"), Technovation Computer Labs, Inc., a Nevada corporation ("Seller"), and Babar I. Hamirani.


                              W I T N E S S E T H:

         WHEREAS, Babar I. Hamirani has conceived, developed, authored, made or otherwise acquired or asserted ownership of technology, proprietary information and/or intellectual property for facilitating the installation, replacement or upgrading of personal computer components, such technology, proprietary information and/or intellectual property including but not limited to United States Patent Application Serial No. 08/409,317, filed on 3/23/95, entitled "System Permitting the External Replacement of the CPU and/or DRAM SIMMs Microchip Board" and further including but not limited to an "additional" patent application on Hamirani's behalf, as referred to in a letter dated December 19, 1996, from Hamirani's counsel, Law Offices of Dan A. Craddock, to Mr. Ronald J. Kransdorf;

         WHEREAS, Nexar contends that it has been assigned certain technology, proprietary information and/or intellectual property of Babar I. Hamirani in accord with a Key Employment Agreement executed by him on or about August 1, 1995 (the "Employment Agreement"); Babar I.
Hamirani contends otherwise;

         WHEREAS, Nexar contends that Babar I. Hamirani was the holder of certain rights to options in Palomar Electronics Corporation, a subsidiary of Palomar, which rights lapsed unvested upon Babar I. Hamirani's termination of employment on November 29, 1996; Babar I. Hamirani contends otherwise;

         WHEREAS, Babar I. Hamirani contends that he is the holder of certain rights to options in Nexar and/or Palomar Electronics Corporation; Nexar and Palomar contend otherwise;

         WHEREAS, Seller is the owner of assets including all technology, proprietary information and/or intellectual property licensed to Nexar under the License Agreement between the parties dated August 25, 1995 (the "License Agreement"), and including technology, proprietary information and/or intellectual property acquired from Babar I. Hamirani;

         WHEREAS, Seller and Babar I. Hamirani desire to sell, and Palomar desires to buy, all of the existing technology, proprietary information and/or intellectual property of Seller and Babar I. Hamirani pertaining to technologies intended to facilitate the installation, replacement and upgrading of personal computers, including without limitation all of the technology, proprietary information and/or intellectual property licensed to Nexar under the License Agreement, or otherwise owned by Seller;








         WHEREAS, Babar I. Hamirani's employment with Nexar was terminated on November 29, 1996 and Babar I. Hamirani has raised certain issues in connection with such termination;

         WHEREAS, the parties wish to settle for all time all known and unknown claims relating to Babar I. Hamirani's termination, the License Agreement, the Employment Agreement, including Babar I. Hamirani's options claims, and further wish to effect a sale of technology, proprietary information and intellectual property described below by Seller and Babar I. Hamirani to Palomar;

         WHEREAS, Babar I. Hamirani is a principal of Amerisel, Inc, a California corporation (d/b/a Computer Universe) ("Computer Universe"), which Nexar contends is indebted to it in the approximate amount of $271,000 for goods sold by Nexar, and Nexar is willing to forgive such indebtedness in consideration of the mutual covenants and obligations of the parties to this Agreement and for mutual releases between Nexar and Computer Universe;

         NOW,   THEREFORE,   in   consideration   of   the   mutual   covenants,
representations and warranties hereinafter set forth, the parties hereby agree as follows:


                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS


         1.0 Definitions. As used in this Agreement, the term "Hamirani" refers to Babar I. Hamirani. As used in this Agreement, the term "affiliates" refers to those persons listed on Exhibit 1.0 hereto.

         1.1 Purchased Assets. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.4) Seller and Hamirani shall sell, convey, transfer, assign and deliver to Palomar, and Palomar shall purchase, all right, title and interest in the assets defined below (collectively, the "Purchased Assets"):

         (i) Technology. The Purchased Assets shall include all right, title and interest in the following technology, proprietary information, and intellectual property (collectively, the "Technology"):

                  (a) ISPA and XPA. All right, title and interest in any invention, modification, or advance (whether or not patentable) created, developed, realized, acquired, owned, conceived or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date (as defined in Section 1.4), pertaining to technologies intended to facilitate the installation, replacement, and/or upgrading of personal computer components (including, by way of non-limiting example, technologies sometimes referred to as "Inverted Socket Processor Architecture,"

                                        2





                  "ISPA," "ISPA 1," "ISPA 2," "ISPA 3," "Cross Processor Architecture," and/or "XPA");

                  (b) Patents and Applications. All right, title and interest in all patents and patent applications owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, disclosing or claiming any invention, modification, or advance referred to in Section 1.1(i)(a); any further applications claiming a right of priority from such patents or patent applications (including, without limitation, any divisional, continuation, continuation-in-part, or convention applications); and any patents issuing on any such applications; any reissue, reexamination or extension of any such patents; such patents and applications including, by way of non-limiting example, United States Patent Application Serial No. 08/409,317, filed on 3/23/95, entitled "System Permitting the External Replacement of the CPU and/or DRAM SIMMs Microchip Board" (the "Patent Application") and the aforementioned "additional" patent application (not yet filed) referred to in the letter dated December 19, 1996, from Hamirani's counsel to Mr. Ronald J. Kransdorf (the "Additional Patent Application");

                  (c) Copyright. All right, title and interest, if any should exist, in any works of authorship, copyright applications or copyright registrations created by, owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections 1.1(i)(a) - (b) (as used herein and throughout this agreement, "copyright" includes copyright, moral rights and semiconductor mask work rights);

                  (d) Trademark. All right, title and interest, if any should exist, in any trademarks, trademark applications or trademark registrations, created by, owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, for use in connection with goods or services relating to any invention, modification, advance, technology, patent, or application referred to in Sections 1.1(i)(a) - (b) (including, by way of non-limiting example, actual or potential trademarks such as "Inverted Socket Processor Architecture," "ISPA," "ISPA 1," "ISPA 2," "ISPA 3," "Cross Processor Architecture," and/or "XPA"), as well as the goodwill of Seller's or Hamirani's businesses (or that part of the such goodwill) connected with the use of and symbolized by such trademarks; in the case of trademarks and trademark applications for which there is an intent to use, Seller and Hamirani acknowledge that assignment of such trademarks and trademark applications is being made concurrent with the assignment of such businesses or portions thereof to which those trademarks and trademark applications pertain, which businesses are ongoing and

                                        3





                  existing; the term "trademark" as used herein and throughout this agreement refers to both trademarks and service marks;

                  (e) Trade Secrets. All right, title and interest, if any should exist, in any trade secrets and know-how developed, realized, acquired, owned, or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections 1.1(i)(a) - 1.1(i)(b);

                  (f) Documentation. All right, title and interest, if any should exist, to any documentation (in whatever form and stored on whatever medium) created by, owned by, acquired by, issued to, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections 1.1(i)(a) - 1.1(i)(b); such documentation including, without limitation, all design and engineering drawings and specifications (the "Documentation");

                  (g) Prototypes. All right, title and interest, if any should exist, to any prototypes, mock-ups, simulations, or other implementations (whether or not completed or functional) created, developed, realized, acquired, owned, or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections 1.1(i)(a) - 1.1(i)(b);

                  (h) Other Seller Assets. All right, title and interest in the technology, proprietary information and/or intellectual property licensed to Nexar under the License Agreement, including without limitation that constituting the "Licensed Technology and Know-How", "Invention", "Technical Information", Documentation", "Licensed Patent Rights", and "Improvement" through the Closing Date;

(ii) Causes of Actions. The Purchased Assets shall also include all right, title and interest in all causes of action, claims and similar rights arising under law or contract for assignment or other transfer to Seller or Hamirani, or for performance of duties on behalf of Seller or Hamirani, relating to any invention, modification, advance, technology, patent or application therefor, trademark, trademark registration or application therefore, work of authorship, copyright registration or application therefor, trade secret or know-how, documentation, prototype mock-ups, simulations, or other implementations referred to in Sections 1.1(i)(a) - 1.1(i)(g) through the Closing Date. In the event Palomar and/or Nexar pursue a cause of action under this paragraph and Seller and/or Hamirani are named as parties in any such legal proceeding, then Palomar and/or Nexar agree to defend and hold Seller and/or Hamirani harmless pursuant to paragraph 8.3 below except insofar as such actions are the

                                        4





         result of an act or omission by Seller and/or Hamirani in contravention of the purposes and terms of this Agreement.

         As used in this Section 1.1, the terms patent, patent application, trademark, trademark application, trademark registration, copyright, copyright application, copyright registration, and the like, refer to the corresponding domestic, international, regional and foreign intellectual property rights, if any should exist. Thus, by way of non-limiting example, the references in
Section 1.1(i)(b) to patents and patent application refers to domestic patents and patent applications, international patents and patent applications, regional patents and patent applications, and foreign patents and patent applications.

         The purchase and sale transactions described above in this Section 1.1 is herein referred to as the "Asset Sale."

         1.2 No Assumption of Liabilities. Neither Nexar nor Palomar shall assume any liabilities or obligations of Seller or Hamirani whatsoever, including, without limitation, any obligation or liability relating to any of the agreements included in the Purchased Assets or product warranty, liability or similar claims relating to products delivered or services performed on or prior to the date of the Closing or any other claims arising out of actions (or inaction) or other events initially occurring on or prior to the date of the Closing. It is agreed that Seller and Hamirani shall be solely liable for all liabilities and obligations arising from Seller's or Hamirani's respective ownership, possession, use or operation of the Purchased Assets, the sale, licensing or other disposition of the Technology, and other incidents and occurrences relating to the Purchased Assets during the period on or prior to the date of the Closing.

         1.3. Escrow Agent; Escrow Agreement. Union Bank of California or other appropriate California financial institution shall serve as Escrow Agent pursuant to the terms of an Escrow Agreement substantially in the form of
Exhibit 1.3 hereto and to be mutually agreed upon by the parties thereto which shall be executed at the Closing by the parties hereto and said Escrow Agent.

         1.4 The Closing. On the earlier of April 30, 1997 or the closing of the initial public offering of the common stock of Nexar (the "Closing Date"), (i) Seller and Hamirani will deliver to Palomar and Nexar the various certificates, instruments and documents referred to in Section 6.1, and (ii) Palomar and Nexar will deliver, or cause to be delivered, to Seller, Hamirani, Computer Universe and the Escrow Agent, as the case may be, the consideration specified in Section 5.1(b), (c), (d) and (e) and the various instruments and documents referred to in Section 6.2 (the "Closing"). If the closing of the initial public offering of the common stock of Nexar occurs before April 30, 1997, then the Closing shall occur on the same date as the closing of the Nexar initial public offering and the Closing will be first in time. The Closing shall take place at the offices of Ropers, Majeski, Kohn & Bentley, 80 North First Street, San Jose, California, or such other place as agreed to by the parties.


                                        5






                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF SELLER AND HAMIRANI

         Seller and Hamirani each jointly and severally represent and warrant to Palomar and Nexar that the following are true and complete as of the date hereof.

         2.1 Organization, Standing and Power. Seller is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has full corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Seller is duly qualified and in good standing as a foreign corporation in California and every other jurisdiction where the conduct of its business or the character of its properties requires such qualification, or Seller believes qualification is unnecessary at this time. Seller has duly obtained all permits, licenses and other qualifications under all applicable laws, regulations, ordinances or orders of public authorities, or otherwise, that Seller believes are necessary to the current conduct of its business. Seller has no subsidiaries and does not control directly or indirectly or have any direct or indirect equity participation in any corporation, partnership, trust or other business.

         2.2 Authority and Binding Obligation. This Agreement has been duly authorized, executed and delivered by each of the Seller and Hamirani, and Seller has the corporate power and authority to enter into and perform the obligations to be performed by it hereunder, and Hamirani has the power and authority to enter into and perform the obligations to be performed by him hereunder. This Agreement and the Bills of Sale and other instruments of transfer and agreements of Seller and Hamirani referred to in Section 6.1 respectively constitute the valid and binding obligations of Seller and Hamirani, enforceable against each in accordance with their respective terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditor's rights generally and is subject to general principles of equity.

         2.3 No Consents Necessary. No consents or approvals of or notifications to any governmental authority or other person not a party hereto is required in connection with the execution and delivery of this Agreement by Seller and Hamirani or the performance by Seller and Hamirani of all of their respective obligations hereunder.

         2.4 No Breach. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) violate any provision of the charter or bylaws of Seller or Hamirani's affiliates, or any material law, regulation, ordinance, judgment or decree applicable to Seller or Hamirani or any of their respective properties or assets; (b) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both, would constitute) a default under the terms of any material written contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation of Seller or Hamirani; or (c) result in the creation of any lien or encumbrance (collectively, "Liens") upon the Purchased Assets.

                                        6





         2.5      Intellectual Property.

         (a) Seller and/or Hamirani own the Technology in its entirety both legally and beneficially that is to be sold, conveyed, transferred, assigned and delivered to Palomar by this Agreement. Seller and/or Hamirani have not assigned, licensed, transferred or otherwise conveyed any rights in the Technology to Computer Universe, Khurum Hamirani, Tariq Hamirani or others.

         (b) Seller and/or Hamirani own legally enforceable rights to make, use, sell, offer for sale, import, disclose, duplicate, distribute, display and to prepare derivatives of apparatus, processes, articles of manufacture, works of authorship and copies in any medium, goods and services embodying the Technology, subject, prior to the close of business on the date hereof, only to the terms of the License Agreement.

                  Exhibit 2.5(a) sets forth a true and complete list of all trademarks, trademark applications, trademark registrations, patents and patent applications, copyright applications, copyright registrations, included in the Technology (collectively, the "Assigned Applications/Registrations"), and specifies (i) for each such trademark application, trademark registration, patent application, patent, copyright application, and copyright registration, the jurisdiction in which it has been filed and/or issued, the date of filing, the application number, and the registration number (where applicable), and (ii) for each such trademark, the identity of the mark, its dates of first use anywhere and first use in interstate commerce, the goods and/or services with which it is used, and the jurisdictions in which it has been used.

                  Exhibit 2.5(b) sets forth a true and complete list of all tangible and intangible assets, other then the Assigned Applications/Registrations, included in the Purchased Assets, including without limitation apparatus, articles of manufacture, prototypes and Documentation or other tangible media, contract rights, causes of action, claims and similar rights, whether accrued or not.

                  Exhibit 2.5(c) sets forth a true and complete list of all material third-party patents, trademarks, copyrights, know-how, proprietary information or other technology (including software) (the "Third Party Intellectual Property Rights"), and any other property of third parties which are incorporated in, are, or form a part of, the Technology. Exhibit 2.5(c) also sets forth a true and complete list of (i) all material licenses, sublicenses and other agreements as to which Seller and/or Hamirani is a party and pursuant to which any person is authorized to use any of the Technology and/or the Assigned Applications/Registrations; (ii) all material licenses, sublicenses and other agreements as to which Seller is a party and pursuant to which Seller and/or Hamirani is authorized to use any Third Party Intellectual Property Rights relating to any technology referred to in Section 1.1(i)(a); and (iii) all material licenses, sublicenses and other agreements as to which Seller and/or Hamirani is a party and pursuant to which Seller and/or Hamirani is authorized to make, use, sell, offer for sale, import, disclose and/or modify any Technology and/or the Assigned Applications/Registrations.

         No claims are currently pending or, to the knowledge of Seller or Hamirani, threatened by any person or entity, nor do Seller or Hamirani know of any valid grounds for any bona fide claims

                                        7





(i) to the effect that the manufacture, use, sale, offering for sale, import, disclosure, duplication, distribution, display, licensing, assignment, and/or preparation of derivatives based on any product, process, work of authorship or copy utilizing the Technology infringes on any copyright, patent, trademark, or trade secret of a third party; (ii) against the use by Seller or Hamirani of the any trademarks, trade names, trade secrets, copyrights, patents, patent applications, technology, know-how or computer software programs and applications relating to any technology referred to in Section 1.1(i)(a) used in their respective businesses as currently conducted; (iii) challenging the ownership, validity or effectiveness of any of Assigned Applications/Registrations, the Technology, and/or the Purchased Assets; or (iv) challenging Seller's or Hamirani's license or legally enforceable right to make use of Third Party Intellectual Rights. Notwithstanding the above, all parties are aware, as evidenced by Nexar's recent filings with the Securities and Exchange Commission, that Liaqat Y. Khan may have a threatened claim regarding the subject technology.

         To the knowledge of Seller and Hamirani, all patents, patent applications, trademarks, trademark applications, registered trademarks, copyright applications, and registered copyrights included in the Technology are valid and subsisting. To the knowledge of Seller and Hamirani, there is no material unauthorized use, infringement or misappropriation of any Assigned Applications/Registrations or the Technology by any third party, including any, current or former officer, director, stockholder, or employee of Seller or Hamirani. Notwithstanding the above, Seller and/or Hamirani may have a claim against GDA for material unauthorized use, infringement or misappropriation of the Technology in design work for Nexar (all right, title and interest in such claim, as well as in any related cause of action or similar rights arising under law or contract, are assigned and transferred to Palomar pursuant to Section 1.1(ii) hereof).

         (c) All copies of any source code for software or firmware constituting part of the Technology are in Seller's and/or Hamirani's possession and control (and shall be delivered to Palomar upon Closing) and no officers, employees, agents, outside consulting or contract engineers or designers or actual or potential customers of Seller, or any other third party, have any rights to or possess such source code.

         (d) There are no licenses or other authorizations not possessed by Seller or Hamirani which are required for Palomar and Nexar to utilize, modify, market and distribute the Technology and Documentation to at least the same extent as Seller and/or Hamirani prior to the Closing Date.

         (e) Seller and Hamirani have taken all appropriate actions to protect the secrecy and confidentiality of the Technology and the non-public information included in the Documentation. To the knowledge of Seller and Hamirani, the Assigned Applications/Registrations are presently protectable and are not part of the public domain or literature, nor have they been used, divulged or appropriated for the benefit of any past or present employees or other persons, or to the detriment of Seller or Hamirani. All persons who have been involved in the development of the Technology and Documentation have executed confidentiality and nondisclosure agreements covering all non-public information included in the Documentation in the forms previously delivered to Palomar. Notwithstanding the above, Seller and/or Hamirani have not obtained a written Nondisclosure Agreement with HCL-Hewlett Packard, Ltd. or HCL America ("HCL America") relating to design

                                        8





work performed for Seller and/or Hamirani regarding United States Patent Application Serial No. 08/409,317. Seller and/or Hamirani have not assigned, licensed, transferred or otherwise conveyed any rights in the Technology to HCL America.

         (f) Seller and/or Hamirani pay no royalty under any Technology and have the right to bring actions for the infringement thereof (except as limited by the License Agreement).

         (g) There are no legal or governmental proceedings pending, other than patent, trademark, and copyright application prosecution proceedings, relating to the Technology, and to Seller's and Hamirani's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

         (h) Seller and/or Hamirani are not aware of any facts that would preclude assignment to Palomar and Nexar of clear title to the Technology, including without limitation the Assigned Applications/Registrations, free from any encumbrances or liens.

         (i) The Seller and/or Hamirani have complied with the USPTO duty of candor and disclosure for each of the patents and patent applications included in the Technology.

         (j) The Seller and/or Hamirani are not aware of any facts which would render any patent, copyright or trademark registrations included in, or that may issue from the Technology, unenforceable or invalid.

         (k) The Seller and/or Hamirani are unaware of any facts which would preclude the grant of a patent, trademark registration or copyright registration from pending applications therefor included in the Technology.

         2.6 Agreements and Other Arrangements. Exhibit 2.6 lists all of the agreements and other arrangements, if any, to which Seller or Hamirani are a party or by or to which they or their assets are bound or subject and which are material to Seller or Hamirani, their businesses, the Technology, including, without limitation, the following: (a) design, engineering, manufacturing, assembly, joint venture and partnership agreements; (b) license agreements; (c) agreements with any outside consulting or contract engineers or designers or other representative of Seller or Hamirani. There have been delivered or made available to Nexar true and complete copies of all of the agreements and other arrangements listed in Exhibit 2.6 and all other Exhibits hereto. All such agreements and arrangements are in full force and effect and constitute legal, valid and binding obligations upon Seller and/or Hamirani and, to their knowledge, the respective other parties thereto, enforceable in accordance with their respective terms (except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and is subject to general principles of equity). Seller and/or Hamirani have paid in full or accrued all material amounts due by it thereunder and has satisfied in all material respects, or provided for, all of its material liabilities and obligations thereunder. Except as disclosed in Exhibit 2.6, Seller and/or Hamirani are not in default under any material provision of any such agreement or arrangement, nor, to its knowledge, is any other party to such agreement or

                                        9





arrangement in default of any material provision thereunder, nor does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder, which default would have a materially adverse effect on Seller and/or Hamirani or their respective businesses.

         2.7 No Employees. Other than Babar I. Hamirani, Seller has no employees and no employee has ever been compensated for any services rendered for or on behalf of Seller or is due any such compensation for services rendered. Any individual or entity engaged by Seller or Hamirani to perform any design, engineering, manufacturing or assembly services with respect to the Technology has been retained strictly on the basis of work-for-hire and no liens or ownership interest of any kind whatsoever has arisen in connection with any such services.

         2.8 Purchase of Securities for Investment. The Seller and/or Hamirani are acquiring the Palomar Shares (as defined in Section 5.1(b)) for its own account for investment purposes only and not with a view to distribution. Each of Seller and Hamirani has such knowledge and experience in financial and business matters, either alone or with advisors, that each is capable of evaluating the merits and risks of acquiring the Palomar Shares.

         2.9 Affiliates. The affiliates of Hamirani are listed on Exhibit 1.0 hereto. Hamirani is the sole shareholder of Seller. Other than Seller and Computer Universe, Hamirani does not have any other affiliated businesses.

         2.10 No Excluded Technology. There is no technology, proprietary information or intellectual property owned by Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, which will not be included in the Purchased Assets transferred to Palomar and Nexar by the Bills of Sale and other instruments of transfer referred to in Section 6.1 of the Agreement, and which are related to the Technology.


                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF PALOMAR AND NEXAR

         Palomar and Nexar each represent and warrant to Seller that the following are true and complete as of the date hereof:

         3.1 Organization, Standing and Power. Each of Nexar and Palomar is a corporation duly organized, validly existing and in good standing under the laws of Delaware, duly qualified as a foreign corporation to do business in Massachusetts and California and has full corporate power and authority to own, lease and operate its respective properties and to carry on its respective business as proposed to be conducted.

         3.2 Authority and Binding Obligation. This Agreement has been duly authorized, executed and delivered by each of Nexar and Palomar, and each of Nexar and Palomar has the corporate power and authority to enter into and perform the obligations to be performed respectively

                                       10





by each hereunder. This Agreement constitutes the valid and binding obligations of each of Nexar and Palomar, enforceable against each in accordance with its respective terms, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditor's rights generally and is subject to general principles of equity.

         3.3 Consents and Approvals. No consents or approvals of nor notification to any governmental authority or other person not a party hereto is required in connection with the execution and delivery of this Agreement by Nexar and Palomar or the performance by Nexar and Palomar of their respective obligations hereunder.

         3.4 No Breach. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) violate any provision of the charter or by-laws of Nexar or Palomar nor any material law, regulation, ordinance, judgment or decree applicable to Nexar or Palomar or their respective properties or assets; or (b) violate or conflict with any agreement to which Nexar or Palomar is a party.


                                   ARTICLE IV

                              SETTLEMENT OF CLAIMS


         4.1. Seller and Hamirani shall deliver to Palomar and Nexar at the Closing a duly executed General Release identical in form to Exhibit 4.1 hereof.

         4.2. Palomar and Nexar shall deliver to Seller and Hamirani at the Closing a duly executed General Release identical in form to Exhibit 4.2 hereof.

         4.3. Seller and Hamirani shall cause Computer Universe to deliver to Nexar at the Closing a duly executed General Release identical in form to
Exhibit 4.3(a) hereof; Nexar shall deliver to Computer Universe at the Closing a duly executed General Release identical in form to Exhibit 4.3(b) hereof.


                                    ARTICLE V

                                  CONSIDERATION

         5.1 Consideration. The consideration for the Purchased Assets and releases by Seller, Hamirani and Computer Universe of all subject claims shall be as follows:

         (a) $75,000 in the aggregate, which shall be paid to Seller and/or Hamirani on the date of execution of this Agreement by the parties hereto; and


                                       11





         (b) The number of shares of the common stock of Palomar, $.01 par value per share ("Palomar Common Stock"), which have an aggregate market value (based on the per share closing bid of the Palomar Common Stock on the business day immediately prior to The Nasdaq Stock Market on the Closing Date of $1,500,000 (the "Palomar Shares"), to be delivered to Seller and/or Hamirani on the Closing Date; and

         (c) $425,000 in the aggregate to be paid to Seller and/or Hamirani on the Closing Date; and

         (d) $700,000 in deferred consideration to be delivered to the Escrow Agent on the Closing Date pursuant to the terms of the Escrow Agreement; and

         (e) $50,000 to be paid to Computer Universe on the Closing Date pursuant to the terms of the mutual releases between Nexar and Computer Universe in the form of Exhibits 4.3(a) and (b) attached hereto.


                                   ARTICLE VI

                                     CLOSING

         6.1. Obligations of Seller and Hamirani at the Closing. At the Closing, Seller and Hamirani shall deliver or cause to be delivered to Palomar and/or Nexar the following:

         (a) (i) Bills of Sale identical in form to Exhibit 6.1(a)(i), and such other instruments of transfer for the Purchased Assets (including by non-limiting example assignments of patents, patent applications, copyrights and trademarks) in form and substance reasonably satisfactory to Palomar, Nexar and their counsel and sufficient to convey to Palomar all of Seller's and Hamirani's right, title and interest in and to the Purchased Assets; and (ii) such instruments of transfer shall include, by non-limiting example, assignments of the Patent Application, the Additional Patent Application and other technology in the form of an Assignment of Technology identical in form to Exhibit 6.1(a)(ii) sufficient for recordation with the United States Patent and Trademark Office and other governmental offices;

         (b) all Documentation and any tangible or intangible reduction to practice or other representation of the Technology not already in Palomar's or Nexar's possession; and

         (c) a counterpart to the Escrow Agreement, duly executed by Seller, Hamirani and the Escrow Agent;

         (d)      a  counterpart  of  the  Investment  and  Registration  Rights
                  Agreement   in  the  form  of  Exhibit   6.1(d)   ("Investment
                  Agreement"), duly executed by Seller and Hamirani;


                                       12





         (e) a General Release identical in form to Exhibit 4.1, duly executed by Seller and Hamirani;

         (f) a General Release identical in form to Exhibit 4.3(a), duly executed by Computer Universe;

         (g) all copies of the Assigned Applications/Registrations (including the Patent Application and the Additional Patent Application not yet filed), along with copies of the Patent Application's entire history of prosecution, or "file history", before the respective government offices (such file history to include, but not be limited to, copies of the application, filing receipts, office actions, responses, notices of allowability and/or allowance, and any other correspondence between the applicant and respective government
                  office      with      respect      to      such       Assigned
                  Applications/Registrations), which copies Palomar and Nexar shall have a right to conduct a nonqualitative inspection at the Closing; and

         (h) such other certificates, and documents and instruments as Nexar may reasonably request to effectuate and evidence the transactions contemplated hereby and the satisfaction of the obligations of Seller and Hamirani under this Agreement.

         6.2 Obligations of Nexar and Palomar at the Closing. At the Closing, Palomar and Nexar shall deliver or cause to be delivered to Seller and Hamirani the following:

         (a)      the $425,000 cash consideration specified in Section 5.1(c);

         (b)      the Palomar Shares;

         (c) the $700,000 deferred consideration to be delivered to the Escrow Agent pursuant to the Escrow Agreement;

         (d)      the $50,000  cash  consideration  to be  delivered to Computer
                  Universe;

         (e) a General Release identical in form to Exhibit 4.2, duly executed by Nexar and Palomar;

         (f) a General Release identical in form to Exhibit 4.3(b), duly executed by Nexar;

         (g) a counterpart to the Escrow Agreement, duly executed by Palomar;

         (h) a counterpart to the Investment Agreement, duly executed by Palomar; and

         (i) a copy of the lock-up agreement between Nexar and its directors and officers; and


                                       13





         (j) such other certificates, documents and instruments as Seller may reasonably request to effectuate and evidence the transactions contemplated hereby and the satisfaction of the obligations of Palomar and Nexar under this Agreement. By the Closing Date, Seller and Hamirani will provide specific Closing instructions regarding which portions of the consideration shall be made out to Seller as opposed to Hamirani.



                                   ARTICLE VII

                         OTHER COVENANTS AND AGREEMENTS

         7.1 Prior Agreement Terminated. The License Agreement to which Nexar and Seller are parties, shall be automatically terminated and have no further force and effect as of the close of business on the Closing Date and neither party shall thereafter have any liability whatsoever to the other thereunder.

         7.2 Non-Compete; Non-Disparagement; No Bad Acts. Hamirani and Seller agree that neither will during the period commencing upon execution of this Agreement and ending on the Closing Date, either alone or jointly with, or as manager or agent for, any person, corporation, partnership, joint venture or other business organization, directly or indirectly engage or participate in, assist or consult with in any manner or in any capacity, or have any interest in or make any loan to any person, corporation, partnership, joint venture or other business organization, or any company, which is engaged in manufacturing, development, or sale of products incorporating any technology referred to in
Section 1.1(i).

         Hamirani and Seller further agree that neither will during the period ending six months following the Closing Date, either alone or jointly with, or as manager or agent for, any person, corporation, partnership, joint venture or other business organization, directly or indirectly, solicit any person or persons in the employment of Palomar or Nexar in any capacity whatsoever to terminate such association and work for Hamirani, Seller, or any affiliates.

         Commencing upon execution of this Agreement through the period ending 12 months following the Closing Date, the parties mutually agree that they will not make any statement, orally or in writing, which disparages or damages the reputation, quality of work, capabilities or integrity of any other party, as the law provides, or do any wrongful act or omission which may damage the reputation, quality of work, capabilities or integrity of any other party, as the law provides.

         Commencing upon execution of this Agreement through the period ending 12 months following the Closing Date, the parties mutually agree that they will not interfere with or damage any beneficial or contractual relationship of the other party, as the law provides.

         7.3  Further  Assurances  of  Seller  and  Hamirani.   Commencing  upon
execution of this Agreement (and thereafter, as applicable), Seller and Hamirani shall (i) maintain the pendency,

                                       14





validity and enforceability of Assigned Applications/Registrations and shall not allow them to go abandoned or reduce their scope; (ii) maintain the secrecy of all legally protectable trade secrets and know-how included in Technology; and
(iii) take no other actions tending to reduce the scope of the Technology and/or Purchased Assets. After the Closing, Seller and Hamirani each hereby covenant that they will (i) execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by Palomar and/or Nexar from time to time and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by Palomar and/or Nexar for the purpose of selling, transferring, assigning, granting, conveying, delivering or confirming to Palomar and/or Nexar as of the date of the Closing (or such other date thereafter as the parties shall deem appropriate) any or all of the Purchased Assets; (ii) provide any further facts and documents as may be known and accessible to Seller and/or Hamirani requested by Palomar and/or Nexar relating to the Technology, and testify (at Palomar and/or Nexar's cost) as to the same in any interference, opposition, litigation or proceeding related thereto, and
(iii) execute, acknowledge and deliver any further instruments or affidavits reasonably requested by Palomar and/or Nexar from time to time to apply for, obtain maintain, and enforce patents, copyrights, trade secrets and other proprietary rights in the Technology assigned hereunder or to otherwise carry out the purposes hereof. Neither the Seller nor Hamirani shall retain any copies of the Purchased Assets or materials disclosing or containing nonpublic aspects of the same. If requested by Palomar and/or Nexar, Seller and/or Hamirani, at Palomar and/or Nexar's cost, shall prosecute or otherwise enforce in Seller's and/or Hamirani's own names for the benefit of Palomar and/or Nexar any claims, rights or benefits that are transferred to Palomar and/or Nexar by this Agreement and that require prosecution or enforcement in Seller's and/or Hamirani's names.

         7.4 Further Assurances of Palomar and Nexar. All officers and directors of Nexar shall agree to hold their shares of Nexar stock for a period not less than six (6) months from the date of closing of Nexar's initial public offering. A copy of the lock-up agreement confirming same shall be provided to Seller and Hamirani at the Closing. Palomar and Nexar shall not fund any litigation or other legal proceeding (except any defense or counterclaim) brought in the name of any Palomar or Nexar director, officer, employee, or any others against Seller or Hamirani for the period ending four years following the Closing Date.


                                  ARTICLE VIII

                                 INDEMNIFICATION

         8.1 Survival of Representations and Warranties. The representations and warranties made by each of the parties in this Agreement shall be deemed to have been relied upon by the other parties hereto and shall survive the Closing, provided that in no event shall any party be entitled to seek indemnification in respect of any breach of a representation or warranty made herein pursuant to this Article VIII unless the party seeking indemnification has made a written claim therefor pursuant to Section 9.9 prior to January 1, 2000.


                                       15





         8.2      Indemnification Provisions.

                  (i) In the event Seller and/or Hamirani breaches (or in the event any third party alleges facts that, if true, would mean Seller and/or Hamirani has breached) any of their representations, warranties, and covenants contained herein, provided that Palomar and/or Nexar makes a written claim for indemnification against Seller and/or Hamirani by notice to Hamirani pursuant to Section 9.9 prior to January 1, 2000, then Seller and Hamirani jointly and severally agree to indemnify Nexar and Palomar from and against the entirety of any actions, suits, proceedings, hearing, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorney's fees and expenses ("Adverse Consequences") Nexar or Palomar may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Nexar or Palomar may suffer after December 31,
         1999) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                  (ii) In the event Palomar or Nexar breaches (or in the event any third party alleges facts that, if true, would mean Palomar or Nexar has breached) any of its representations, warranties, and covenants contained herein, provided that Hamirani makes a written claim for indemnification against Palomar or Nexar pursuant to Section
         9.9 prior to January 1, 2000, then Palomar and Nexar agree to indemnify each of the Seller and Hamirani from and against the entirety of any Adverse Consequences the Seller or Hamirani may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller or Hamirani may suffer after December 31, 1999) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

         8.3      Matters Involving Third Parties.

                  (i) If any third party shall notify any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party (the "Indemnifying Party") under this Article VIII, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the

                                       16





         Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.3(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (iv) In the event any of the conditions in Article 8.3(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VIII.

         8.4 Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any party may have for breach of representation, warranty, or covenant.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Publicity. Neither Hamirani nor Seller or any of their affiliates shall issue any press release or other public statement with respect to the transactions contemplated by this Agreement

                                       17





without the prior written consent of Palomar and Nexar, which consent will not be unreasonably withheld.

         9.2 Headings. The subject headings of the Sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the interpretation of any of its provisions.

         9.3 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained herein and supersedes all prior agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the party to be bound. No waiver of any of the provisions of this Agreement shall be deemed a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         9.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.5 Severability; Reformation. In case any one or more of the provisions (or parts of a provision) contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or part of a provision) of this Agreement; and this Agreement shall, to the fullest extent lawful, be reformed and construed as if such invalid, illegal or unenforceable provision (or part of a provision) had never been contained herein, and such provision (or part) reformed so that it will be valid, legal and enforceable to the maximum extent possible, consistent with the parties' intent.

         9.6 Other Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Agreement.

         9.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other, which consent shall not be unreasonably withheld, except that Palomar may assign this Agreement to any of its subsidiaries (provided that Palomar remains obligated hereunder) or to any purchaser of all or substantially all of the capital stock or assets of Palomar, whether by merger or otherwise.

         9.8 Governing Law. Except for the General Releases in the form of Exhibits 4.1, 4.2, 4.3(a) and 4.3(b) which shall be construed in accordance with, and governed by, the laws of the State

                                       18





of California, this Agreement and the exhibits hereto shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts, including, without limitation, its statutes of limitations, but without giving effect to its rules governing choice of law.

         9.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and delivered by personal delivery, mail, overnight courier or telecopy. Such communications shall be deemed given, if by personal delivery, when received; if by mail, when mailed by certified or registered mail (postage prepaid and return receipt requested); or if by overnight courier or telecopy, when delivered to such courier or sent by telecopy (provided that the party giving such communication has confirmation of such courier delivery or telecopy delivery), and, in each case, addressed to the party to whom notice is to be given as set forth below:

                  Palomar:

                  Palomar Medical Technologies, Inc.
                  66 Cherry Hill Drive
                  Beverly, Massachusetts  01915
                  Telephone:  (508) 921-9300
                  Facsimile:  (508) 921-5801
                  Attention:  Steven Georgiev, Chairman

                  Nexar:

                  Nexar Technologies, Inc.
                  182 Turnpike Road
                  Westborough, Massachusetts  01581
                  Attention:  Albert J. Agbay
                              Chairman and Chief Executive Officer
                  Telephone:  (508) 836-8700
                  Facsimile:  (508) 836-8729

                  with a copy to:

                  Stephen K. Fogg, Esq.
                  Choate, Hall & Stewart
                  Exchange Place
                  53 State Street
                  Boston, Massachusetts  02109
                  Telephone:  (617) 248-5000
                  Facsimile:  (617) 248-4000



                                       19





                  Seller and Hamirani:

                  c/o Babar I. Hamirani
                  180 Victory Circle
                  San Ramon, California  94583
                  Telephone:
                  Facsimile:

                  with a copy to:

                  Michael J. Ioannou, Esq.
                  Ropers, Majeski, Kohn & Bentley
                  60 North First Street
                  San Jose, California  95110
                  Telephone:  (408) 287-6262
                  Facsimile:  (408) 297-6819

Any party may change its address or the individual(s) to whom notice is to be given for purposes of this Section 9.9 by giving the other parties notice of the new address or individual in the manner set forth above; provided that any such notice of change of address or individual shall not be in effect until received.

         9.10 Arbitration. For the period ending 12 months following the Closing Date, or so long as there is deferred compensation held by the Escrow Agent pursuant to the Escrow Agreement, the sole forum for the litigation of any dispute arising under or in connection with this Agreement or any exhibit hereto shall be by binding arbitration conducted by J.A.M.S/ENDISPUTE in San Francisco, California by a person chosen by mutual agreement of the parties, and if the parties fail to agree, chosen by J.A.M.S/ENDISPUTE. The parties agree that if the amount in controversy exceeds $100,000, then the discovery procedures as established by the Federal Rules of Civil Procedure shall be incorporated into the J.A.M.S/ENDISPUTE applicable rules. The prevailing party in any such proceeding shall be entitled to recover attorney's fees and costs incurred in that proceeding.


                                    * * * * *

                                       20





         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal as of the date and year first above written.

                                    PALOMAR MEDICAL TECHNOLOGIES, INC.,




/s/ Sarah B. Reed                      By:   Joseph P. Caruso
------------------------                  ----------------------------------
Witness                                     Treasurer and Chief Financial
                                             Officer


                                       NEXAR TECHNOLOGIES, INC.


/s/ Reginald F. Thors                  By: Albert J. Agbay
------------------------                  ----------------------------------
Witness                                    Chairman and
                                            Chief Executive Officer


                                       TECHNOVATION COMPUTER LABS, INC.


/s/ Michael J. Ioannou                 By: Babar I. Hamirani
-------------------------                 ----------------------------------
Witness                                    President



/s/ Michael J. Ioannou                     Babar I. Hamirani
-------------------------                 -----------------------------------
Witness                                    Babar I. Hamirani





                                       21






                                                    Exhibit 1.0

                                                    Affiliates

Michelle Hamirani

Technovation Computer Labs, Inc.
Amerisel, Inc. (d/b/a Computer Universe)












                                       22







                                 EXHIBIT 2.5(A)

                   LIST OF TRADEMARKS, TRADEMARK APPLICATIONS,
                   TRADEMARK REGISTRATIONS, PATENTS AND PATENT
        APPLICATIONS, COPYRIGHT APPLICATIONS AND COPYRIGHT REGISTRATIONS


o United States Patent Application Serial No. 08/409,317, filed on March 23, 1995, entitled "System Permitting the External Replacement of the CPU and/or DRAM SIMMs Microchip Board."







                                 EXHIBIT 2.5(B)

                     LIST OF TANGIBLE AND INTANGIBLE ASSETS

1. All documents regarding United States Patent Application Serial No. 08/409,317, filed on March 23, 1995, entitled "System Permitting the External Replacement of the CPU and/or DRAM SIMMs Microchip Board" ("Patent Application").

2. Assignment of the Patent Application to Technovation Computer Labs, Inc. (presently in Nexar's possession).

3. All documents regarding the additional patent application not yet filed as referred to in Daniel Craddock's letter dated December 19, 1996, to Ronald
      J. Kransdorf.

4. All documents relating to design work to be performed by GDA and/or HCL (presently in Nexar's possession).

5.    All nondisclosure agreements with GDA, Frog Design, Studio Red and Inotec.

6. All document not otherwise listed in this Exhibit relating to the subject Technology, including designs, schematics and/or drawings (most, if not all, are currently in Nexar's possession).





                                 EXHIBIT 2.5(C)

                LIST OF MATERIAL THIRD-PARTY PATENTS, TRADEMARKS,
                  COPYRIGHTS, KNOW-HOW, PROPRIETARY INFORMATION

                                      None.









                                   EXHIBIT 2.6

                       LIST OF AGREEMENTS AND ARRANGEMENTS

1. The License Agreement referred to on the first page of the Asset Purchase and Settlement Agreement.

2.    A Product Development Agreement with GDA.

3.    Non-Disclosure Agreements with GDA, Frog Design, Studio Red and Inotec.










                                   EXHIBIT 4.1
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
             TECHNOVATION COMPUTER LABS, INC. AND BABAR I. HAMIRANI


                                 GENERAL RELEASE


         For due and adequate consideration, the receipt of which is hereby acknowledged, Babar I. Hamirani ("Hamirani") and Technovation Computer Labs, Inc. ("TCL") (hereinafter jointly referred to as the "Releasing Parties"), hereby jointly and severally remise, release and forever discharge Palomar Medical Technologies, Inc. and Nexar Technologies, Inc. (f/k/a Dynasys Systems Corporation) and all of their respective subsidiaries, including without limitation Intelesys Corporation (f/k/a Dynasys/Intelligent Systems Corporation), and each of their respective officers, directors, employees and agents, except Albert J. Agbay and Liaqat Y. Khan (hereinafter collectively referred to as the "Released Parties") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, obligations, demands and liabilities whatsoever of every name and nature, both in LAW and in EQUITY, which any one or more of the Releasing Parties now has or ever had from the beginning of the world to this date against any one or more of the Released Parties, including, but without limiting the generality of the foregoing, of and from any claim, obligation, demand or liability arising out of (i) that certain Key Employee Agreement entered into by and between Hamirani and Dynasys/Intelligent Systems Corporation as of August 1, 1995; and (ii) that certain License Agreement entered into by and between TCL and Dynasys Systems Corporation as of August 25, 1995. Notwithstanding the generality of the foregoing, nothing herein shall release any Released Party from any claim, obligation, demand or liability arising out of that certain Asset Purchase and Settlement Agreement entered into as of February 28, 1997 by and among the Releasing Parties and the Released Parties, which agreement shall include all exhibits thereto.

         The  Releasing  Parties  understand  and agree  that all  rights  under
Section 1542 of the Civil Code of California and any similar right under the laws of any other jurisdiction are expressly waived by the Releasing Parties.
Section 1542 of the Civil Code of California reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

Notwithstanding these provisions of Section 1542 and any similar right under the laws of any other jurisdiction, and for the purpose of implementing a full and complete release and discharge of the Released Parties, the Releasing Parties expressly acknowledge that this release is intended to include in its effect, without limitation, all claims which they do not know or suspect to exist in their favor at the time of execution hereof and that the settlement reflected in this release contemplates the extinguishment of all such claims.










         Witness the execution hereof under seal this ___ day of ____________, 1997.




                                    -----------------------------------------
                                    Babar I. Hamirani


                                    TECHNOVATION COMPUTER LABS, INC.



                                    By:______________________________________
                                          Babar I. Hamirani, President









                                   EXHIBIT 4.2
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
             TECHNOVATION COMPUTER LABS, INC. AND BABAR I. HAMIRANI


                                 GENERAL RELEASE

         For due and adequate consideration, the receipt of which is hereby acknowledged, Palomar Medical Technologies, Inc. and Nexar Technologies, Inc. (f/k/a Dynasys Systems Corporation) and all of their respective subsidiaries, including without limitation Intelesys Corporation (f/k/a Dynasys/Intelligent Systems Corporation) (hereinafter jointly referred to as the "Releasing Parties"), hereby jointly and severally remise, release and forever discharge Babar I. Hamirani ("Hamirani") and Technovation Computer Labs, Inc. ("TCL") and its officers, directors, employees and agents (hereinafter collectively referred to as the "Released Parties") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, obligations, demands and liabilities whatsoever of every name and nature, both in LAW and in EQUITY, which any one or more of the Releasing Parties now has or ever had from the beginning of the world to this date against any one or more of the Released Parties, including, but without limiting the generality of the foregoing, of and from any claim, obligation, demand or liability arising out of (i) that certain Key Employee Agreement entered into by and between Hamirani and Dynasys/Intelligent Systems Corporation as of August 1, 1995; and (ii) that certain License Agreement entered into by and between TCL and Dynasys Systems Corporation as of August 25, 1995. Notwithstanding the generality of the foregoing, nothing herein shall release any Released Party from any claim, obligation, demand or liability arising out of that certain Asset Purchase and Settlement Agreement entered into as of February 28, 1997 by and among the Releasing Parties and the Released Parties, which agreement shall include all exhibits thereto.

         The  Releasing  Parties  understand  and agree  that all  rights  under
Section 1542 of the Civil Code of California and any similar right under the laws of any other jurisdiction are expressly waived by the Releasing Parties.
Section 1542 of the Civil Code of California reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

Notwithstanding these provisions of Section 1542 and any similar right under the laws of any other jurisdiction, and for the purpose of implementing a full and complete release and discharge of the Released Parties, the Releasing Parties expressly acknowledge that this release is intended to include in its effect, without limitation, all claims which they do not know or suspect to exist in their favor at the time of execution hereof and that the settlement reflected in this release contemplates the extinguishment of all such claims.












         Witness the execution hereof under seal this ___ day of ____________, 1997.


                       PALOMAR MEDICAL TECHNOLOGIES, INC.



                        By:______________________________________
                        Its:
                                 hereunto duly authorized


                        NEXAR TECHNOLOGIES, INC.



                        By:______________________________________
                        Its:
                                 hereunto duly authorized







                                 EXHIBIT 4.3(A)
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
             TECHNOVATION COMPUTER LABS, INC. AND BABAR I. HAMIRANI


                                 GENERAL RELEASE

         For due and adequate consideration, the receipt of which is hereby acknowledged, Amerisel, Inc. (d/b/a Computer Universe) (hereinafter referred to as the "Releasing Party") hereby remises, releases and forever discharges Nexar Technologies, Inc., its officers, directors, employees and agents, except Albert
J. Agbay and Liaqat Y. Khan (hereinafter collectively referred to as the "Released Party") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, obligations and liabilities whatsoever of every name and nature, both in LAW and in EQUITY, which the Releasing Party now has or ever had from the beginning of the world to this date against the Released Party.

         The  Releasing  Party  understands  and agrees  that all  rights  under
Section 1542 of the Civil Code of California and any similar right under the laws of any other jurisdiction are expressly waived by the Releasing Party.
Section 1542 of the Civil Code of California reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

Notwithstanding these provisions of Section 1542 and any similar right under the laws of any other jurisdiction, and for the purpose of implementing a full and complete release and discharge of the Released Party, the Releasing Party expressly acknowledges that this release is intended to include in its effect, without limitation, all claims which it does not know or suspect to exist in its favor at the time of execution hereof and that the settlement reflected in this release contemplates the extinguishment of all such claims.

         Witness the execution hereof under seal this ___ day of ___________, 1997.


                                      AMERISEL, INC.



                                      By:______________________________________
                                            Khurum Hamirani, President







                                 EXHIBIT 4.3(B)
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
             TECHNOVATION COMPUTER LABS, INC. AND BABAR I. HAMIRANI


                                 GENERAL RELEASE

         For due and adequate consideration, the receipt of which is hereby acknowledged, Nexar Technologies, Inc. (hereinafter referred to as the "Releasing Party") hereby remises, releases and forever discharges Amerisel, Inc. (d/b/a Computer Universe), its officers, directors, employees and agents (hereinafter collectively referred to as the "Released Party") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, obligations and liabilities whatsoever of every name and nature, both in LAW and in EQUITY, which the Releasing Party now has or ever had from the beginning of the world to this date against the Released Party.

         The  Releasing  Party  understands  and agrees  that all  rights  under
Section 1542 of the Civil Code of California and any similar right under the laws of any other jurisdiction are expressly waived by the Releasing Party.
Section 1542 of the Civil Code of California reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

Notwithstanding these provisions of Section 1542 and any similar right under the laws of any other jurisdiction, and for the purpose of implementing a full and complete release and discharge of the Released Party, the Releasing Party expressly acknowledges that this release is intended to include in its effect, without limitation, all claims which it does not know or suspect to exist in its favor at the time of execution hereof and that the settlement reflected in this release contemplates the extinguishment of all such claims.

         Witness   the   execution   hereof   under   seal   this   ___  day  of
________________, 1997.


                                    NEXAR TECHNOLOGIES, INC.



                                    By:______________________________________
                                    Its:
                                             hereunto duly authorized












                                EXHIBIT 6.1(A)(I)
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
               TECHNOVATION COMPUTER LABS, INC. AND BABAR HAMIRANI


                                  BILL OF SALE


         KNOW BY THESE PRESENTS: That, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Technovation Computer Labs, Inc., a Nevada corporation ("SELLER"), hereby sells, conveys, transfers, assigns and delivers to Palomar Medical Technologies, Inc., a Delaware corporation ("BUYER"), to have and hold forever for its own use and benefit, all of SELLER's right, title and interest in and to the "Purchased Assets" as defined in the Asset Purchase and Settlement Agreement dated as of February 28, 1997 (the "Purchase Agreement") by and among BUYER, SELLER, Nexar Technologies, Inc. and Babar I. Hamirani, free and clear of any lien, encumbrance, claim or interest whatsoever.

         SELLER hereby constitutes and appoints BUYER, its successors and assigns, the true and lawful attorneys of SELLER, with full power of substitution, to demand and receive from time to time any and all of the Purchased Assets, to defend or compromise any and all actions, suits or proceedings in respect of any of the Purchased Assets, and to collect, for the account of BUYER, all receivables and proceeds of any character included in the Purchased Assets. SELLER hereby declares that said appointment made and powers granted are coupled with an interest and are and shall be perpetual and irrevocable and shall not be terminated by any act of SELLER or by the occurrence of any other event or in any other manner or for any other reason.

         This Bill of Sale shall be binding upon SELLER and its successors and assigns and inure to the benefit of BUYER and its successors and assigns.

         IN WITNESS WHEREOF, the Bill of Sale has been duly executed and sealed on behalf of SELLER as of ____________, 1997.

                                  TECHNOVATION COMPUTER LABS, INC.



                                  By: _____________________________________
                                         Babar I. Hamirani, President


Witnessed By:



-----------------------------------------








                                EXHIBIT 6.1(A)(I)
    TO ASSET PURCHASE AND SETTLEMENT AGREEMENT DATED AS OF FEBRUARY 28, 1997 BY AND AMONG PALOMAR MEDICAL TECHNOLOGIES, INC., NEXAR TECHNOLOGIES, INC.,
               TECHNOVATION COMPUTER LABS, INC. AND BABAR HAMIRANI


                                  BILL OF SALE


         KNOW BY THESE PRESENTS: That, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Babar I. Hamirani ("SELLER"), hereby sells, conveys, transfers, assigns and delivers to Palomar Medical Technologies, Inc., a Delaware corporation ("BUYER"), to have and hold forever for its own use and benefit, all of SELLER's right, title and interest in and to the "Purchased Assets" as defined in the Asset Purchase and Settlement Agreement dated as of February 28, 1997 (the "Purchase Agreement") by and among BUYER, SELLER, Technovation Computer Labs, Inc and Nexar Technologies, Inc., free and clear of any lien, encumbrance, claim or interest whatsoever.

         SELLER hereby constitutes and appoints BUYER, its successors and assigns, the true and lawful attorneys of SELLER, with full power of substitution, to demand and receive from time to time any and all of the Purchased Assets, to defend or compromise any and all actions, suits or proceedings in respect of any of the Purchased Assets, and to collect, for the account of BUYER, all receivables and proceeds of any character included in the Purchased Assets. SELLER hereby declares that said appointment made and powers granted are coupled with an interest and are and shall be perpetual and irrevocable and shall not be terminated by any act of SELLER or by the occurrence of any other event or in any other manner or for any other reason.

         This Bill of Sale shall be binding upon SELLER and its successors and assigns and inure to the benefit of BUYER and its successors and assigns.

         IN WITNESS WHEREOF, the Bill of Sale has been duly executed and sealed on behalf of SELLER as of _____________, 1997.



                                      -----------------------------------------
                                      Babar I. Hamirani

Witnessed By:



-----------------------------------------











                               EXHIBIT 6.1(A)(II)

                            ASSIGNMENT OF TECHNOLOGY


         This Assignment is made as of the earlier of April 30, 1997 or the closing of the initial public offering of the common stock of Nexar Technologies, Inc., a Delaware corporation which is a majority owned subsidiary of Palomar ("Nexar") (the "Closing Date") by and among Palomar Medical Technologies, Inc., a Delaware corporation ("Palomar"), Nexar, Technovation
Computer Labs, Inc., a Nevada corporation ("Seller"), and Babar I. Hamirani ("Hamirani").

         WHEREAS, pursuant to the Asset Purchase and Settlement Agreement effective among the parties as of February 28, 1997, Seller and Hamirani wish to transfer and Palomar wishes to acquire the technology, proprietary information and intellectual property described below.

         NOW, THEREFORE, for one dollar ($1.00) and other valuable consideration the receipt of which they hereby acknowledge, Seller and Hamirani hereby assign to Palomar, its successors and assigns, all right, title and interest in the following technology, proprietary information, and intellectual property (collectively, the "Technology"):

         (a) ISPA and XPA. All right, title and interest in any invention, modification, or advance (whether or not patentable) created, developed, realized, acquired, owned, conceived or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, pertaining to technologies intended to facilitate the installation, replacement, and/or upgrading of personal computer components (including, by way of non-limiting example, technologies sometimes referred to as "Inverted Socket Processor Architecture," "ISPA," "ISPA 1," "ISPA 2," "ISPA 3," "Cross Processor Architecture," and/or "XPA");

         (b) Patents and Applications. All right, title and interest in all patents and patent applications owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, disclosing or claiming any invention, modification, or advance referred to in Section (a); any further applications claiming a right of priority from such patents or patent applications (including, without limitation, any divisional, continuation, continuation-in-part, or convention applications); and any patents issuing on any such applications; any reissue, reexamination or extension of any such patents; such patents and applications including, by way of non-limiting example, United States Patent Application Serial No. 08/409,317, filed on 3/23/95, entitled "System Permitting the External Replacement of the CPU and/or DRAM SIMMs Microchip Board" (the "Patent Application") and the "additional" patent application (not yet filed) referred to in the letter dated December 19, 1996, from Hamirani's counsel to Mr. Ronald J. Kransdorf (the "Additional Patent Application");

         (c) Copyright. All right, title and interest, if any should exist, in any works of authorship, copyright applications or copyright registrations created by, owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which





ASSIGNMENT OF TECHNOLOGY
Page 2
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         Seller  or  Hamirani  have a legal or  equitable  right  of  ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections (a)
         - (b) (as used herein and throughout this agreement, "copyright" includes copyright, moral rights and semiconductor mask work rights);

         (d) Trademark. All right, title and interest, if any should exist, in any trademarks, trademark applications or trademark registrations, created by, owned by, acquired by, issued to, naming, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, for use in connection with goods or services relating to any invention, modification, advance, technology, patent, or application referred to in Sections (a) - (b) (including, by way of non-limiting example, actual or potential trademarks such as "Inverted Socket Processor Architecture," "ISPA," "ISPA 1," "ISPA 2," "ISPA 3," "Cross Processor Architecture," and/or "XPA"), as well as the goodwill of Seller's or Hamirani's businesses (or that part of the such goodwill) connected with the use of and symbolized by such trademarks; in the case of trademarks and trademark applications for which there is an intent to use, Seller and Hamirani acknowledge that assignment of such trademarks and trademark applications is being made concurrent with the assignment of such businesses or portions thereof to which those trademarks and trademark applications pertain, which businesses are ongoing and existing; the term "trademark" as used herein and throughout this agreement refers to both trademarks and service marks;

         (e) Trade Secrets. All right, title and interest, if any should exist, in any trade secrets and know-how developed, realized, acquired, owned, or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections (a) - (b);

         (f) Documentation. All right, title and interest, if any should exist, to any documentation (in whatever form and stored on whatever medium) created by, owned by, acquired by, issued to, filed by or on behalf of, Seller or Hamirani, or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections (a) - (b); such documentation including, without limitation, all design and engineering drawings and specifications (the "Documentation");

         (g) Prototypes. All right, title and interest, if any should exist, to any prototypes, mock-ups, simulations, or other implementations (whether or not completed or functional) created, developed, realized, acquired, owned, or made by or on behalf of Seller or Hamirani (independently or with others), or in which Seller or Hamirani have a legal or equitable right of ownership, through the Closing Date, relating to any invention, modification, advance, technology, patent, or application referred to in Sections (a) - (b); and

         (h)  Other  Seller  Assets.  All  right,  title  and  interest  in  the
         technology,   proprietary   information  and/or  intellectual  property
         licensed to Nexar under the License Agreement




ASSIGNMENT OF TECHNOLOGY
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         between the parties  dated August 25, 1995 (the  "License  Agreement"), including without limitation that constituting the "Licensed Technology and Know-How", "Invention", "Technical Information", Documentation", "Licensed Patent Rights", and "Improvement";

         As used in Section (a) - (h), the terms patent, patent application, trademark, trademark application, trademark registration, copyright, copyright application, copyright registration, and the like, refer to the corresponding domestic, international, regional and foreign intellectual property rights, if any should exist. Thus, by way of non-limiting example, the references in Section (b) to patents and patent application refers to domestic patents and patent applications, international patents and patent applications, regional patents and patent applications, and foreign patents and patent applications.

         The assignment of all right, title and interest in any invention, modification, or advance referred to in Section (a) includes by way of non-limiting example the right to file patent applications and obtain patents, utility models, industrial models and designs for any such invention, modification, or advance in the name of Palomar, its successors, assigns or nominees, throughout the world, including all rights of priority, all rights to publish cautionary notices reserving ownership of such invention, modification, or advance and all rights to register said invention, modification, or advance in appropriate registries.

         Seller and Hamirani hereby authorize and request any official whose duty is to issue the patents referred to in Section (b) to issue such any and all such patents to Palomar, its successors, assigns or nominees.

         The assignment of all right, title and interest in any works or authorship, copyright applications or copyright registrations referred to in Section (c) includes by way of non-limiting example the right to secure such copyright registrations therein or any resulting registrations in the name of Palomar, its successors, assigns or nominees, as claimant and the right to secure renewals, reissues, and extensions of any such copyright or copyright registration in the United States of America or any foreign country.

         Schedule I, attached hereto, sets forth a true and complete list of all trademarks, trademark applications, trademark registrations, patents and patent applications, copyright applications, copyright registrations, included in the Technology, and specifies (i) for each such trademark application, trademark registration, patent application, patent, copyright application, and copyright registration, the jurisdiction in which it has been filed and/or issued, the date of filing, the application number, and the registration number (where applicable), and (ii) for each such trademark, the identity of the mark, its dates of first use anywhere and first use in interstate commerce, the goods and/or services with which it is used, and the jurisdictions in which it has been used.

         Seller and Hamirani each hereby covenant that they will (i) execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by Palomar and/or Nexar from time to time and shall take any other action consistent with the terms of this Assignment that may be reasonably requested by





ASSIGNMENT OF TECHNOLOGY
Page 4
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Palomar  and/or  Nexar for the  purpose  of  selling,  transferring,  assigning, granting, conveying, delivering or confirming to Palomar and/or Nexar as of the date of the Closing (or such other date thereafter as the parties shall deem appropriate) any or all of the Technology; (ii) provide any further facts and documents as may be known and accessible to Seller and/or Hamirani requested by Palomar, its successors, assignees or nominees relating to the Technology, and testify (at Palomar's and/or Nexar's (and each of their successors', assignees' or nominees') cost) as to the same in any interference, opposition, litigation or proceeding related thereto, and (iii) execute, acknowledge and deliver any
further  instruments  or  affidavits   reasonably   requested  by  Palomar,  its
successors, assignees or nominees from time to time to apply for, obtain maintain, and enforce patents, copyrights, trade secrets and other proprietary rights in the Technology assigned hereunder or to otherwise carry out the purposes hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal as of the date and year first above written.


                               TECHNOVATION COMPUTER LABS, INC.


                               By:_______________________________________
                                    Babar I. Hamirani, President



                                  ________________________________________
                                  Babar I. Hamirani


________________________________________________________________________________

STATE OF _______________________
                                    SS.
COUNTY OF _____________________



         Before me this ________day of _________, 19____, personally appeared Babar I. Hamirani, known to me to be the person whose name is subscribed in the foregoing Assignment and acknowledged that he executed the same as his free act and deed for the purposes therein contained

                                            ------------------------------
                                            NOTARY PUBLIC
[Notary's Seal Here]                        My Commission Expires:


________________________________________________________________________________